Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Appoints New Director and Expands Board

HOUSTON, November 10, 2016 — Group 1 Automotive, Inc. (NYSE: GPI), an international, Fortune 500 automotive retailer, today announced the appointment of Charles L. Szews to its Board of Directors, effective immediately. With this addition, the Group 1 Automotive Board now comprises nine directors, of whom seven are independent.

From 1996 through 2015, Mr. Szews held a series of senior management roles at Oshkosh Corporation (formerly Oshkosh Truck Corporation), a leading designer, manufacturer and marketer of a broad range of access equipment, commercial, fire & emergency, military and specialty vehicles and vehicle bodies. Mr. Szews joined Oshkosh in 1996 as vice president and chief financial officer. He was named executive vice president in 1997, president and chief operating officer in 2007, chief executive officer (CEO) in 2011, and retired as CEO in December 2015.

Mr. Szews currently serves as a director and audit committee member of Rowan Companies. Mr. Szews also serves as a director and member of the audit and finance committees of Commercial Metals Company. Previously, Mr. Szews served as a director and audit committee member of Gardner Denver, Inc., from 2006 through its sale in 2013, during which he was appointed chair of the audit committee in 2012 and a member of the nominating and corporate governance committee in 2011.

“Charlie brings strong leadership, experience managing global businesses, and expertise in capital allocation and generating shareholder value,” said Earl Hesterberg, Group 1’s president and chief executive officer. Group 1’s chairman, John L. Adams added, “During his tenure at Oshkosh, Charlie led strategy development and deployment, as well as sixteen acquisitions. We look forward to the insight and experience he will add to our talented management team.”

ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns and operates 159 automotive dealerships, 210 franchises, and 38 collision centers in the United States, the United Kingdom and Brazil that offer 31 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Investors please visit www.group1corp.com, www.group1auto.com, www.group1collision.com, www.facebook.com/group1auto, and www.twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.

FORWARD-LOOKING STATEMENTS
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SOURCE: Group 1 Automotive, Inc.

Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com

Media contacts:
Pete DeLongchamps
V.P. Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com